UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

abrdn Global Infrastructure Income Fund
(Name of Registrant as Specified In Its Charter)

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Dear Shareholder:

On November 16, 2022, the Board of Trustees of the abrdn Global Infrastructure Income Fund (the “Fund”) approved the selection of KPMG LLP as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

Enclosed herewith is a supplement to the Fund’s definitive proxy statement in order to add Proposal 2 to the meeting agenda, which requests shareholders to ratify the selection of KPMG LLP as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023.

To vote on Proposal 2, you may return the enclosed revised proxy card with your vote on Proposal 1 and Proposal 2, regardless of whether or not you already returned the original proxy card. If you need any assistance or have any questions regarding Proposal 2 or how to vote your shares, please call 1-800-431-9643. If you already returned the original proxy card, by completing and returning the enclosed revised proxy card, you will replace the original proxy card in its entirety and only your votes as indicated on the revised proxy card will be counted.

The receipt of your revised proxy or new voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

If you have already voted and do not submit a revised proxy or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Special Meeting of Shareholders (the “Special Meeting”) with respect to Proposal 1 (to approve the issuance of additional common shares of beneficial interest of the Fund in connection with the reorganization of Macquarie Global Infrastructure Total Return Fund Inc., another closed-end fund, with and into the Fund) but will not be counted in determining the outcome of Proposal 2.

If you have not yet voted, please return the enclosed proxy card to submit your vote.

Your vote is important to us. We appreciate your attention to this matter.

By Order of the Board of Trustees,

Megan Kennedy, Vice President and Secretary

abrdn Global Infrastructure Income Fund

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE SPECIAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

November 16, 2022

Philadelphia, Pennsylvania

EXPLANATORY NOTE

On November 16, 2022, the Board of Trustees of abrdn Global Infrastructure Income Fund (the “Fund”) approved the selection of KPMG LLP (“KPMG”) as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2023.

This filing supplements the Fund’s definitive proxy statement filed with the SEC on September 14, 2022 (the “Proxy Statement”), to add Proposal 2 to the meeting agenda, which requests shareholders to ratify the selection of KPMG LLP as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023. This supplement and a revised proxy card are being mailed to shareholders beginning on or about November 23, 2022. This supplement affects only those items set forth or described below. This supplement does not provide all of the information that you should read and consider before voting on the proposals that are being presented to shareholders for their vote at the Special Meeting of Shareholders (the “Special Meeting”), and shareholders should review this supplement in conjunction with the Proxy Statement.

CHANGES TO PROXY STATEMENT

1.	All references to the existing “Proposal” are updated to refer to “Proposal 1”.

2.	The section titled “Broker Non-Votes and Abstentions” in the Proxy Statement is deleted in its entirety and replaced with the following:

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for the Fund at the Meeting, but will not be treated as votes cast. Therefore, abstentions and broker non-votes will have no effect on the Proposals.

3.	Proposal 2, as set forth below, is added to the Proxy Statement.

PROPOSAL 2

To ratify the selection of KPMG LLP as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023

On November 16, 2022, the Audit and Valuation Committee of the Board (the “Committee”) selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of KPMG LLP (“KPMG”) as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023. The shareholders of the Fund are being asked to ratify this selection. If the shareholders fail to ratify the selection of KPMG to serve as the independent registered public accounting firm for the Fund for the year ending September 30, 2023, the Committee and the Board will reconsider the continued retention of KPMG.

A representative of KPMG is not expected to attend the Special Meeting, but will have the opportunity to make a statement if he or she desires to do so and to answer appropriate questions if necessary.

Audit Fees

The aggregate audit fees billed by KPMG for the fiscal years ended September 30, 2022, and September 30, 2021, were $102,370 and $68,650, respectively.

Fees included in the audit fees category the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

KPMG billed no audit-related fees for the fiscal years ended September 30, 2022, and September 30, 2021.

Audit-related fees are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

In addition, no audit-related fees were billed by KPMG to abrdn Inc., and any entity controlling, controlled by, or under common control with, abrdn Inc. that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, for the fiscal years ended September 30, 2022 and September 30, 2021.

Tax Fees

The aggregate audit related fees billed by KPMG for the fiscal years ended September 30, 2022, and September 30, 2021, were $0 and $18,000, respectively.

Tax fees are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

In addition, no tax fees were billed by KPMG to abrdn Inc., and any entity controlling, controlled by, or under common control with, abrdn Inc. that provides ongoing services to the Fund, for engagements directly related to the Fund’s operations and financial reporting, for the fiscal years ended September 30, 2022, and September 30, 2021.

All Other Fees

No fees were billed by KPMG for products and services provided to the Fund, other than the services reported in “Audit Fees,” and “Tax Fees” above, for the fiscal years ended September 30, 2022, and September 30, 2021.

No other fees were billed by the Fund’s independent registered public accountant to abrdn Inc., and any entity controlling, controlled by, or under common control with, abrdn Inc., that provides ongoing services to the Fund, for the fiscal years ended September 30, 2022, and September 30, 2021.

Aggregate Non-Audit Fees

The following table shows the amount of fees that KPMG billed during the Fund’s last two fiscal years for non-audit services to the Fund, and to abrdn Inc., and any entity controlling, controlled by or under common control with abrdn Inc. that provides ongoing services to the Fund:

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
September 30, 2022	$0	$0	$279,469	$279,469
September 30, 2021	$18,000	$0	$401,745	$419,745

Pre-Approval of Audit and Non-Audit Services

The Committee has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Fund’s independent registered public accounting firm and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent registered public accounting firm) and the qualifications and independence of the independent registered public accounting firm, including whether the independent registered public accounting firm provides any consulting, auditing or tax services to the Fund’s investment adviser or any sub-adviser, and to receive the independent registered public accounting firm’s specific representations as to their independence, delineating all relationships between the independent registered public accounting firm and the Fund, consistent with the PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Fund and its related entities that in the independent registered public accounting firm’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Fund within the meaning of the Securities Acts administered by the SEC; and (3) discuss the independent registered public accounting firm’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent registered public accounting firm. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by management or the investment adviser that the Fund, the investment adviser or their affiliated persons, employ the independent registered public accounting firm to render “permissible non-audit services” to the Fund and to consider whether such services are consistent with the independent registered public accounting firm’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Fund. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the investment adviser, who will ensure that the appropriate disclosure is made in the Fund’s periodic reports required by Section 30 of the 1940 Act and other documents as required under the federal securities laws.

Board Recommendation

The Board recommends that shareholders of the Fund vote “FOR” Proposal 2.

Vote Required for Proposal 2

Proposal 2 requires the affirmative vote of a majority of the votes cast by shareholders (i.e., for Proposal 2 to pass, the number of shares voted “FOR” must exceed the number of shares voted “AGAINST”). For additional information regarding the voting requirements, see “Voting Information and Requirements.”

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 9, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of abrdn Global Infrastructure Income Fund revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy, Andrew Kim and Katherine Corey, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of abrdn Global Infrastructure Income Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held virtually on December 9, 2022, at 11:00 a.m. Eastern Time and at any adjournment thereof as indicated on the reverse side. If you owned shares as of the Record Date and wish to participate in the Meeting, you must email AST Fund Solutions, LLC (“AST”) at attendingameeting@astfinancial.com or call AST at 1-800- 431-9643, in order to register to attend the Meeting, obtain the credentials to access the Meeting, and verify that you were a shareholder on the Record Date. If you are a record owner of shares, please have your control number on your proxy card available when you call or include it in your email. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, as of the Record Date, you must provide a legal proxy from that institution in order to vote your shares at the Meeting. You may forward an email from your intermediary or attach an image of your legal proxy and transmit it via email to AST at attendingameeting@astfinancial.com and you should label the email “Legal Proxy” in the subject line. If you hold your shares through an intermediary as of the Record Date and wish to attend, but not vote at, the Meeting, you must verify to AST that you owned shares as of the Record Date through an account statement or some other similar means. Requests for registration must be received by AST no later than 5:00 p.m., Eastern Time, on December 8, 2022. You will then receive a confirmation email from AST of your registration and a control number that will allow you to vote at the Meeting.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 431-9643. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on December 9, 2022. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/aberdeen/docs/asgi.pdf

ABRDN GLOBAL INFRASTRUCTURE INCOME FUND	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposals below have been proposed by the Board of Trustees.

The proxy will be voted as specified below. If the proxy is executed, but with respect to a proposal where no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the above named proxies as to any other matter that may have properly come before the Special Meeting or any adjournment or postponement thereof. Please indicate by filling the appropriate circle below:

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

Proposals:

1.	To approve the issuance of additional common shares of beneficial interest of abrdn Global Infrastructure Income Fund (the “Fund”) in connection with the reorganization of Macquarie Global Infrastructure Total Return Fund Inc., another closed-end fund, with and into the Fund.	FOR ○	AGAINST ○	ABSTAIN ○

2.	To ratify the selection of KPMG LLP as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023	FOR ○	AGAINST ○	ABSTAIN ○

3.	In their discretion, upon any other business that may properly come before the meeting.

Your vote is important. If you are unable to attend the Special Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Special Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Special Meeting.

THANK YOU FOR VOTING